UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of principal executive offices)	(Zip Code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Audit Committee”) of the Board of Directors of Catalent, Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. The Audit Committee invited several international public accounting firms to participate in this process, including Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2023. As a result of this process, on February 27, 2024, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. In light of the appointment of Grant Thornton, Ernst & Young will cease serving as the Company’s independent registered public accounting firm, effective as of February 27, 2024.

The reports of Ernst & Young on the Company’s consolidated financial statements for the fiscal years ended June 30, 2022 and June 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2022 and June 30, 2023, and through February 27, 2024, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended June 30, 2022 and June 30, 2023, and through February 27, 2024, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that Ernst & Young advised the Company of the existence of the following material weaknesses:

•

a material weakness in the Company’s internal control over financial reporting previously reported in Item 9A of Amendment No. 1 on Form 10-K/A to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2023, which related to not maintaining effective internal controls to properly identify and assess the accounting treatment of modifications of customer agreements at the Company’s Bloomington, Indiana facility under ASC 606, Revenue From Contracts with Customers (“ASC 606”);

•

a material weakness in the Company’s internal control over financial reporting previously reported in Item 4 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on June 12, 2023, resulting from ineffective information technology general controls, and which was subsequently remediated as of June 30, 2023, as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, filed with the SEC on December 8, 2023 (the “2023 10-K”);

•

material weaknesses in the Company’s internal control over financial reporting previously reported in Item 9A of the Company’s 2023 10-K, which related to not maintaining effective internal controls over (i) the evaluation and accounting treatment of certain complex and non-routine transactions and (ii) the inventory reconciliation at the Company’s Baltimore, Maryland facility; and

•

material weaknesses in the Company’s internal control over financial reporting previously reported in Item 4 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2023, filed with the SEC on February 14, 2024, which related to not maintaining effective internal controls (i) to properly identify and assess the accounting treatment of contract modification arrangements under ASC 606, and (ii) over the preparation and review of the interim income tax provision.

These reportable events were discussed among the Audit Committee and Ernst & Young. Ernst & Young has been authorized by the Company to respond fully to the inquiries of Grant Thornton, the successor independent registered public accounting firm, concerning these reportable events.

The Company provided Ernst & Young with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that Ernst & Young furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Ernst & Young agrees with the statements related to them made by the Company in this report. A copy of Ernst & Young’s letter addressed to the SEC dated March 1, 2024 is attached as Exhibit 16.1 to this report.

(b) Appointment of New Independent Registered Public Accounting Firm

As disclosed above, on February 27, 2024, the Audit Committee approved the appointment of Grant Thornton as the Company’s new independent registered public accounting firm, effective immediately, for the fiscal year ending June 30, 2024. During the fiscal years ended June 30, 2022 and June 30, 2023, and through February 27, 2024, neither the Company, nor anyone on its behalf, consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated March 1, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ JOSEPH FERRARO
Joseph A. Ferraro
Senior Vice President, General Counsel, Chief Compliance Officer & Secretary

Date: March 1, 2024